UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2026

Hennessy Capital Investment Corp. VII

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42479	98-1813620
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

195 US Hwy 50, Suite 207 Zephyr Cove, Nevada	89448
(Address of principal executive offices)	(Zip Code)

(775) 339-1671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A ordinary shares, par value $0.0001 per share	HVII	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-twelfth (1/12) of one Class A ordinary share upon the consummation of a business combination	HVIIR	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one right	HVIIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, (i) on October 22, 2025, Hennessy Capital Investment Corp. VII, a Cayman Islands exempted company with limited liability (“HVII”), Solis Merger Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of HVII (“Merger Sub”), and ONE Nuclear Energy LLC, a Delaware limited liability company (“ONE Nuclear”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which the parties thereto will enter into a business combination transaction (the “Business Combination”), and (ii) on December 19, 2025, ONE Nuclear issued a promissory note (the “Promissory Note”) to HVII for loan advances up to an aggregate principal amount of $300,000, solely to pay expenses incurred in connection with third-party legal, accounting, and audit services.

On March 31, 2026, HVII, Merger Sub and ONE Nuclear entered into an amendment to the Business Combination Agreement and Promissory Note (the “Omnibus Amendment”). The Omnibus Amendment extends (i) the outside date for consummating the Business Combination from April 30, 2026 to June 30, 2026, and (ii) the maturity date of the Promissory Note from March 31, 2026 to June 30, 2026.

The foregoing description of the Omnibus Amendment does not purport to be complete and is qualified in its entirety by the full text of the Amendment filed as Exhibit 2.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Furnished herewith as Exhibit 99.1 to this Current Report and incorporated herein by reference is an amended investor presentation that HVII and ONE Nuclear have prepared for use in connection with the Business Combination, and which amends the investor presentation that was furnished to the SEC on October 23, 2025.

The foregoing (including Exhibit 99.1 to this Current Report) and the information set forth therein are being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

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Important Information for Investors and Stockholders

In connection with the Business Combination, HVII and ONE Nuclear, as co-registrant, have filed with the SEC the a registration statement on Form S-4 (the “Registration Statement”), which includes a prospectus with respect to the securities to be issued in connection with the Business Combination and a proxy statement to be distributed to holders of HVII’s ordinary shares in connection with HVII’s solicitation of proxies for the vote by HVII’s shareholders with respect to the Business Combination and other matters described in the Registration Statement (the “Proxy Statement”). After the SEC declares the Registration Statement effective, HVII plans to file the definitive Proxy Statement with the SEC and to mail copies to HVII’s shareholders as of a record date to be established for voting on the Business Combination.

This Current Report and Exhibit 99.1 furnished herewith do not contain all the information that should be considered concerning the Business Combination and are not a substitute for the Registration Statement, the Proxy Statement or for any other document that HVII may file with the SEC. Before making any investment or voting decision, investors and security holders of HVII and ONE Nuclear are urged to read the Registration Statement and the Proxy Statement, and any amendments or supplements thereto, as well as all other relevant materials filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about ONE Nuclear, HVII and the Business Combination.

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Investors and security holders will be able to obtain free copies of the Registration Statement, the Proxy Statement and all other relevant documents filed or that will be filed with the SEC by HVII through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by HVII may be obtained free of charge from HVII’s website at https://www.hennessycapital7.com or by directing an email request to info@hennessycapitalgroup.com. The information contained on, or that may be accessed through, the websites referenced in this Current Report is not incorporated by reference into, and is not a part of, this Current Report.

Participants in the Solicitation

HVII, ONE Nuclear and their respective directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitations of proxies from HVII’s shareholders in connection with the Business Combination. For more information about the names, affiliations and interests of HVII’s directors and executive officers, please refer to HVII’s Annual Report on Form 10-K filed with the SEC on March 6, 2026, and the Registration Statement, the Proxy Statement and other relevant materials filed with the SEC in connection with the Business Combination from time to time. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, which may, in some cases, be different than those of HVII’s shareholders generally, are included in the Registration Statement and the Proxy Statement. Shareholders, potential investors and other interested persons should read the Registration Statement and the Proxy Statement carefully before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Forward Looking Statements

This Current Report contains forward-looking statements, including but not limited to statements regarding ONE Nuclear’s and HVII’s expectations, beliefs, intentions, strategies, and projections. All statements other than statements of historical facts contained in this Current Report are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements include, without limitation, expectations of the management team of ONE Nuclear concerning the outlook for its business, productivity, plans, growth and capital investments, operational and cost performance, revenue generation, development timelines, potential generation capacities of specific sites, regulatory outlook, future market conditions, success of strategic relationships, developments in the capital and credit markets, expected future financial performance, as well as demand for nuclear energy and the economic outlook for the nuclear energy industry.

Forward-looking statements speak only as of the date of this Current Report and are based on the current beliefs and assumptions of ONE Nuclear and HVII. ONE Nuclear and HVII undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. Actual results may differ materially due to various risks and uncertainties, including but not limited to: (1) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of HVII’s securities; (2) the failure to satisfy the conditions to the consummation of the Business Combination, including the adoption of the definitive agreements related to the Business Combination by the shareholders of HVII and the receipt of certain regulatory approvals; (3) market risks; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement; (5) changes in transaction structure of the Business Combination due to regulatory or legal requirements; (6) the ability to meet listing standards; (7) the effect of the announcement or pendency of the Business Combination on ONE Nuclear’s business relationships, performance, and business generally; (8) failure to realize anticipated benefits from the Business Combination; (9) the outcome of any legal proceedings that may be instituted against ONE Nuclear or HVII related to the Business Combination Agreement or the Business Combination; (10) ONE Nuclear’s ability to execute on its business plan and to develop and maintain key strategic relationships and enter into definitive agreements in connection therewith; (11) competition in ONE Nuclear’s industry; (12) transaction-related costs; (13) the risk that changes in laws or regulations adversely affect ONE Nuclear’s business plans and operations; (14) adverse economic or competitive conditions; (15) the level of redemptions by HVII shareholders in connection with the Business Combination; (16) the risk that ONE Nuclear may not be able to successfully develop its exclusive sites or other sites and the commercial viability of any such site; (17) the risk that ONE Nuclear will be unable to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (18) other risks and uncertainties described in HVII’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 6, 2026, and other filings with the SEC, including the Registration Statement, the Proxy Statement and other relevant materials filed with the SEC in connection with the Business Combination from time to time. The foregoing list is not exhaustive, and there may be additional risks that neither HVII nor ONE Nuclear presently know or that HVII and ONE Nuclear currently believe are immaterial. ONE Nuclear and HVII caution you against placing undue reliance on forward-looking statements, which reflect current beliefs and are based on information currently available as of the date a forward-looking statement is made.

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No Offer or Solicitation

This Current Report shall not constitute a “solicitation” as defined in Section 14 of the Exchange Act. This Current Report shall not constitute an offer to sell or exchange, the solicitation of an offer to buy or a recommendation to purchase, any securities, or a solicitation of any vote, consent or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. No offering of securities in the Business Combination shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description

2.1	Omnibus Amendment No. 1 to the Business Combination Agreement and Promissory Note, dated as of March 31, 2026, by and among Hennessy Capital Investment Corp. VII, Solis Merger Sub LLC, and ONE Nuclear Energy LLC.
99.1	Investor Presentation, dated April 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL INVESTMENT CORP. VII

By:	/s/ Nicholas Geeza
Name:	Nicholas Geeza
Title:	Chief Financial Officer

Dated: April 3, 2026

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